Exhibit 10.14

EXECUTION COPY

WAIVER AND SECOND AMENDMENT TO

CREDIT AGREEMENT

THIS WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of this 24th day of February, 2009, by and between CBEYOND COMMUNICATIONS, LLC, a Delaware limited liability company, as borrower (the “Borrower”), each of the other Loan Parties signatory hereto and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent and Lender (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent and Lender are parties to that certain Credit Agreement, dated as of February 8, 2006 (as may be further amended, restated, supplemented or modified, the “Credit Agreement”), pursuant to which the Lender extended certain financial accommodations to the Borrower;

WHEREAS, the Borrower has requested that the Agent and Lender, and the Agent and Lender have agreed to, subject to the terms hereof, waive certain defaults that may have occurred under the Credit Agreement as more fully set forth herein; and

WHEREAS, the Borrower has requested that the Agent and Lender, and the Agent and Lender have agreed to, subject to the terms hereof, amend certain provisions of the Credit Agreement as more fully set forth herein;

NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

2. Waiver. The Borrower has advised Agent and Lender that, with respect to the fiscal years ending December 31, 2006, December 31, 2007 and December 31, 2008, Borrower may have declared and paid cash dividends in excess of $500,000 to Parent in violation of Section 7.06(d) of the Credit Agreement (the “Specified Defaults”). Subject to the terms and conditions of this Amendment, including without limitation Section 6 hereof, and solely with respect to the fiscal years ending December 31, 2006, December 31, 2007 and December 31, 2008, the Agent and Lender hereby waive the requirements of, and any Default or Event of Default arising as a result of the Specified Defaults. The Borrower and the other Loan Parties acknowledge and agree that Section 7.06(d) of the Credit Agreement, as amended by Section 3 hereof, shall be in full force and effect at all times except as specifically set forth in the preceding sentence.

3. Amendment to Credit Agreement. Section 7.06(d) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

(d) Borrower may declare and pay cash dividends to Parent (not more often than once each fiscal quarter) on account of (1) income taxes required to be paid by Parent on behalf of Borrower and (2) actual corporate overhead expenses of Parent in an amount not to exceed $2,000,000 in the aggregate in any fiscal year;

4. No Other Modification. Notwithstanding the agreement of the Agent and ender to the terms and provisions of this Amendment, the Loan Parties acknowledge and expressly agree that the waiver and amendment contained in Section 2 and 3, respectively, are limited to the extent expressly set forth herein and shall not constitute a modification of the Credit Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Credit Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Agent or the Lender, or any of them, of its or their intent to require strict adherence to the terms of the Credit Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment. The Credit Agreement and each other Loan Document shall be deemed modified hereby solely to the extent necessary to give effect to this Amendment.

5. Representations and Warranties. The Borrower and each other Loan Party hereby represent and warrant to and in favor of the Agent as follows:

(a) each representation and warranty set forth in Article V of the Credit Agreement, as amended hereby, is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent (i) previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby or (ii) relating specifically to the Agreement Date or otherwise inapplicable;

(b) the Borrower and each other Loan Party has the power and authority (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

(c) this Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Loan Parties, and constitutes the legal, valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors’ rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of any of the Loan Parties);

(d) the execution and delivery of this Amendment and performance by the Loan Parties under the Credit Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Loan Parties which has not already been obtained, nor be in contravention of or in conflict with the organizational documents of the Loan Parties, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Loan Parties are party or by which the Loan Parties’ assets or properties are bound; and

(e) other than the Specified Defaults, no Default exists both before and after giving effect to this Amendment, and there has been no Material Adverse Effect both before and after giving effect to this Amendment.

6. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to Agent’s receipt of the Loan Parties’ signature page to this Amendment.

7. Effect of Amendment; No Novation. Except as expressly set forth herein, the Credit Agreement shall remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligation of the Loan Parties to the Agent and Lender, and the Loan Parties hereby restate, ratify and reaffirm each and every term and condition set forth in the Credit Agreement, as amended hereby. The terms of this Amendment are not intended to and do not serve as a novation as to the Credit Agreement or the Note or the indebtedness evidenced thereby. The parties hereto expressly do not intend to extinguish any debt or security interest created pursuant to the Credit Agreement or any document executed in connection therewith. Instead it is the express intention to affirm the Credit Agreement and the security created thereby.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

[Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the day and year first above written.

BORROWER:	CBEYOND COMMUNICATIONS, LLC, a Delaware limited liability company

	By:	/S/ ROBERT FUGATE
	Name:	Robert Fugate
	Its:	CFO

ADDITIONAL LOAN PARTIES:	CBEYOND, INC., a Delaware corporation

	By:	/S/ ROBERT FUGATE
	Name:	Robert Fugate
	Its:	CFO

LENDER:	BANK OF AMERICA, N.A.

By:
Name:
Title:

CBEYOND COMMUNICATIONS, LLC

WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

Signature Page

IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the day and year first above written.

BORROWER:	CBEYOND COMMUNICATIONS, LLC, a Delaware limited liability company

By:
Name:
Its:

ADDITIONAL LOAN PARTIES:	CBEYOND, INC., a Delaware corporation

By:
Name:
Its:

LENDER:	BANK OF AMERICA, N.A.

	By:	/S/ THOMAS M. PAULK
	Name:	Thomas M. Paulk
	Title:	Vice President

CBEYOND COMMUNICATIONS, LLC

WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

Signature Page